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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): FEBRUARY 17, 1999

                        COMMISSION FILE NUMBER: 000-24539

                              ECLIPSYS CORPORATION
             (Exact name of registrant as specified in its charter)

DELAWARE                                           65-0632092
(State of Incorporation)                           (IRS Employer Identification
                                                   Number)

                            777 East Atlantic Avenue
                                    Suite 200
                              Delray Beach, Florida
                                      33483
                    (Address of principal executive offices)

                                 (561)-243-1440
                        (Telephone number of registrant)


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ITEM 5.  OTHER EVENTS

On February 17, 1999, Eclipsys Corporation ("the Company") completed a merger with PowerCenter Systems, Inc. ("PCS"), an enterprise resource planning software company. The merger, which is being accounted for as a pooling of interests, was valued at the time of the merger at approximately $35.0 million paid through the issuance of the Company's common stock. Copies of the press release dated as of February 8, 1999 are included herein as Exhibit 99.2 and are incorporated by reference into this Item 5.

On June 17, 1999, Eclipsys Corporation ("the Company") completed a merger with MSI Solutions, Inc. and MSI Integrated Services, Inc. (collectively "MSI"), a web-enabling solutions company. The merger, which is being accounted for as a pooling of interests, was valued at the time of the merger at approximately $53.6 million paid through the issuance of the Company's common stock. Copies of the press release dated as of June 18, 1999 are included herein as Exhibit 99.3 and are incorporated by reference into this Item 5.

Eclipsys will file a registration statement on Form S-3 with the Securities and Exchange Commission during December 1999 to permit the resale of the outstanding shares issued and options assumed in the acquisitions of PCS and MSI.

Attached as Exhibit 99.4 are the consolidated financial statements for each of the three years in the period ended December 31, 1998 and the accompanying notes which have been restated to reflect the Company's financial position and results of operations as if PCS and MSI were wholly-owned subsidiaries since the earliest period presented in accordance with accounting required for pooling of interests transactions.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)          EXHIBITS

            See Exhibit Index attached hereto. The exhibits listed in the
            Exhibit Index filed as part of this report are filed as part of or are included in this report.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               ECLIPSYS CORPORATON

Date:  December 7, 1999        /s/  Robert J. Vanaria
                               ----------------------
                               Robert J. Vanaria
                               Chief Financial Officer


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                              ECLIPSYS CORPORATION
                                  EXHIBIT INDEX
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

EXHIBIT
  NO.                                           DESCRIPTION
  ---                                           -----------

2.1         Agreement and Plan of Merger dated as of February 5, 1999, by and among Eclipsys, PCS and Sub (incorporated by reference to Exhibit 2.1 to Form 8-K
            filed on March 3, 1999)
2.2         Agreement and Plan of Merger dated as of June 17, 1999, by and among
            Eclipsys Corporation, Eclipsys Merger Corp., MSI Solutions, Inc.,
            MSI Integrated Services, Inc., Anna L. Bean, Michael R. Cote, Robert
            J. Feldman and the 1997 Feldman Family Trust (incorporated by reference to Exhibit 2 to Form 10-Q filed on August 12, 1999)
27          Financial Data Schedule
99.1        Escrow Agreement dated as of February 17, 1999, by and among Eclipsys, Sub, PCS and the PCS stockholders and noteholders (incorporated by reference to
            Exhibit 99.1 to Form 8-K filed on March 3, 1999)
99.2        Press Release dated February 8, 1999
99.3        Press Release date June 18, 1999
99.4        Consolidated Financial Statements of Eclipsys Corporation
99.5        Consolidated Financial Statements of ALLTEL Healthcare Information Services, Inc.

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